SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                               September 13, 2002
                Date of Report (Date of earliest event reported)



                         CHOICE ONE COMMUNICATIONS INC.


             (Exact name of registrant as specified in its charter)


   DELAWARE                  0-29279                      16-1550742
   --------                  -------                      ----------
 (State or other     (Commission File Number)  (IRS Employer Identification No.)
jurisdiction of
incorporation
or organization)

            100 Chestnut Street, Suite 600, Rochester, New York 14604

              (Address of principal executive offices and zip code)

                                 (585) 246-4231

              (Registrant's telephone number, including area code)

ITEM 5.           OTHER EVENTS

         As stated in its press release issued on September 16, 2002, Choice One Communications Inc. (the "Company") announced the closing of new debt financing in the amount of $49 million, as summarized below.

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

         On September 13, 2002, the Company entered into a Third Amended and Restated Credit Agreement, as a guarantor, together with Wachovia Investors, Inc., as administrative agent and collateral agent, General Electric Capital Corporation, as syndication agent, Morgan Stanley Senior Funding, Inc., as documentation agent, each of the subsidiaries of the Company, as borrowers (the "Borrowers"), and the other lenders party thereto (the "Amended Credit Agreement"). The Amended Credit Agreement, among other things, establishes two new loan facilities. The principal terms of the new facilities are as follows:

o A Term C loan facility was made in an aggregate principal amount of $44,500,000. Interest on this loan accrues at LIBOR plus 5.75% or at a base rate, as defined in the Amended Credit Agreement, plus 4.75%, at the option of the Borrowers. Interest on the Term C loan that would otherwise be payable from September 13, 2002 through March 31, 2004 will instead accrue monthly and be added to the principal amount of the loan (the "Term C Loan Deferred Interest"). Thereafter, interest accruing on the Term C loan is payable in cash at the end of each month. All Term C Loan Deferred Interest and principal amount of the Term C loan is due at maturity on March 31, 2009. The Term C loan was drawn down in full at closing.

o A Term D loan facility in an aggregate principal amount of $4,375,000 is available to the Borrowers in five equal quarterly Term D loans commencing on December 31, 2002. Interest on the Term D loans made under this facility will accrue at the same rate applicable to the outstanding revolving loans and Term A loans under the Amended Credit Agreement. The applicable interest rate is determined by a grid and is tied to the Borrowers' leverage ratio as calculated pursuant to the terms of the Amended Credit Agreement. Initially, the applicable interest rate will be LIBOR plus 4.00% or the base rate, as defined in the Amended Credit Agreement, plus 3.00%, at the option of the Borrowers. Interest accruing on the Term D loans is payable in cash at the end of each month. The outstanding principal under Term D loan shall be repaid quarterly commencing on June 30, 2004 through September 30, 2008 at the rate of 0.25% of the aggregate principal amount, then at the rate of 47.5% on December 30, 2008. Any remaining unpaid principal and accrued interest is due in full at the maturity date of January 31, 2009.

         In addition to establishing the Term C loan and Term D loan facilities as described above pursuant to the Amended Credit Agreement, the prior terms of the credit agreement were amended to provide for, among other things, the following:

o Principal payments originally due on December 31, 2003 and March 31, 2004 on the outstanding Term A and Term B loans have been deferred until maturity at July 31, 2008 and January 31, 2009, respectively.

o Financial covenant requiring the Company and the Borrowers to have cash and available committed financing of not less than $10,000,000 at any time prior to July 1, 2004.

o Financial covenant limiting the Borrowers to maximum annual capital expenditures of $35,000,000, $39,000,000, $43,000,000, $52,000,000,
         $59,000,000, $66,000,000 and $74,000,000 during each fiscal year ending
         December 31, 2002 through December 31, 2008, respectively.

o Beginning with the quarter ended September 30, 2004, requiring the Borrowers to comply with amended financial covenants pertaining to the Borrowers' leverage ratio, fixed charges coverage ratio and interest coverage ratio until the final maturity of the outstanding loans.

o Elimination of the minimum revenue and maximum EBITDA losses/minimum EBITDA financial covenants for all periods.

o So long as any obligations are outstanding under the Amended Credit Agreement, prohibiting the Company from redeeming or paying cash dividends on account of its Series A Senior Cumulative Preferred Stock (the "Series A Preferred Stock"); provided, however, that dividends during this period may continue to be paid in additional shares of Series A Preferred Stock.

o Increasing the amount of debt comprised of capital leases and purchase money debt that the Borrowers may incur from $5,000,000 to $20,000,000.

o Permitting the Borrowers to make certain investments in the form of acquisitions of assets, businesses and lines of businesses on specified limited terms and conditions, including (i) the consideration for any such acquisition may consist only of common stock of the Company, (ii) the aggregate consideration for all such acquisitions may not exceed $5,000,000, (iii) the acquired business or line of business must have positive earnings before interest, taxes, depreciation and amortization (EBITDA) and free cash flow, and (iv) the acquisition must involve assets, businesses or lines of businesses in the same markets in which the Borrowers currently principally operate.

o Beginning with the fiscal year ending December 31, 2003, requiring the Borrowers to make mandatory principal prepayments of the outstanding loans in an amount equal to 75% of the (i) excess cash flow and (ii) income tax refunds received by the Company and the Borrowers that exceed $2,000,000. Such mandatory principal prepayments, together with any mandatory principal prepayments made with net cash proceeds from the Company's or the Borrowers' issuance of debt or equity, asset sales and insurance or condemnation awards, will be applied against the loans outstanding under the Amended Credit Agreement in the manner provided therein.

o Permitting the Borrowers to (i) guarantee the obligations of the Company under the Bridge Financing Agreement dated as August 1, 2000, as amended (the "Bridge Agreement"), pursuant to a Subordinated Guarantee dated as of September 13, 2002 (the "Subordinated Guarantee"), and (ii) grant to the lenders under the Bridge Agreement a "silent" second lien on all of the assets of the Borrowers which secure their obligations to the lenders under the Credit Agreement pursuant to a Subordinated Security Agreement and Subordinated Pledge Agreement, each dated as of September 13, 2002, as security for the Borrowers' obligations under the Subordinated Guarantee (the Subordinated Security Agreement and Subordinated Pledge Agreement are collectively referred to herein as the "Subordinated Collateral Documents"). The "silent" second lien granted pursuant to the Subordinated Collateral Documents is junior and subordinate to the lien granted by the Borrowers to the lenders under the Amended Credit Agreement, and no rights related to such second lien may be enforced until all of the Borrowers' obligations under the Amended Credit Agreement are paid and otherwise satisfied in full.

THIRD AMENDMENT TO THE BRIDGE FINANCING AGREEMENT

         On September 13, 2002, the Company entered into a Third Amendment to the Bridge Agreement with Morgan Stanley Senior Funding, Inc., as administrative agent, Wachovia Investors, Inc. and CIBC Inc. (the "Bridge Agreement Amendment"). The Bridge Agreement Amendment, among other things:

o permits the Company to incur the additional debt under the Amended Credit Agreement comprised of the Term C and Term D loan facilities;

o extends by one year to November 9, 2006 the period during which the Company may pay interest in-kind, rather than in cash, on the subordinated rollover notes issued under the Bridge Agreement (the "Bridge Notes");

o limits the maximum annual capital expenditures that the Company and its subsidiaries may make to the same amounts permitted under the Amended Credit Agreement;

o requires that the subsidiaries of the Company enter into the Subordinated Guarantee and the Subordinated Collateral Documents described above contemporaneously with the Bridge Agreement Amendment; and

o provides for other amendments which conform certain provisions of the Bridge Agreement to the corresponding amended provisions of the Amended Credit Agreement.

ISSUANCE OF NEW WARRANTS

         In consideration for the loans extended to the Company under the Amended Credit Agreement and the other amendments and waivers effected pursuant to the Amended Credit Agreement, the Company has authorized the issuance of warrants to purchase shares of the Company's common stock to the Company's lenders under the Term C loan facility. These warrants are exercisable for up to 10,916,714 shares of common stock, representing 20% of the issued and outstanding common stock of the Company on September 13, 2002, on a fully diluted basis after giving effect to the issuance of the new warrants. These warrants may be exercised until September 13, 2007 (i.e., the fifth anniversary of the closing date of the new debt financing) at an exercise price of $0.01 per common share. Of these warrants, 7,944,700 are immediately exercisable. Warrants to purchase 2,972,014 shares of common stock issued to those lenders under the Term C loan facility who are also lenders under the Bridge Agreement will not become exercisable prior to September 13, 2004 (i.e., the second anniversary of the closing date). If the Company satisfies its outstanding obligations under the Bridge Agreement in full, including accrued and unpaid interest, prior to September 13, 2004, the warrants to purchase 2,972,014 shares of common stock will expire.

         In addition, the Company has authorized the issuance of additional warrants to the Company's lenders under the Bridge Agreement that may, upon the occurrence of certain events as described below, become exercisable for up to an additional 4,851,872 shares of common stock, representing 10% of the issued and outstanding common stock of the Company on September 13, 2002, on a fully diluted basis after giving effect to the issuance of such new warrants. These new warrants, which are not currently exercisable except on a contingent basis as described below, also have an exercise price of $0.01 per common share. These warrants will only become exercisable in the event that the holders of the warrants present to the Company a proposal to refinance the Company's obligations under the Bridge Notes through a capital markets transaction that would not violate the Amended Credit Agreement or the Bridge Agreement, and which is subsequently rejected by the Company, which consists of one or more of the following:

o the issuance and sale of subordinated notes with a market rate of interest not greater than 13.5%, a maturity date that occurs after the maturity date of the Bridge Notes, an accrual period providing for payment of interest in-kind that terminates no earlier than the termination of the accrual period under the Bridge Notes and subject to other customary terms for such a note issuance, including standard high-yield debt covenants;

o the issuance and sale of convertible debt with an interest rate not greater than 8%, a maturity date that occurs after the maturity date of the Bridge Notes, an accrual period providing for payment of interest in-kind that terminates no earlier than the termination of the accrual period under the Bridge Notes, a conversion premium of at least 20% over the then fair market value of the Company's common stock, which fair market value must be at least $6.25 per share, and subject to other customary terms for an issuance of convertible debt registered under the Securities Act of 1933, as amended (the "Securities Act"), or consummated pursuant to Rule 144A or another exemption thereunder; or

o the issuance and sale of equity at a price not less than $6.25 per share of the Company's common stock and subject to other customary terms for an issuance of equity registered under the Securities Act or consummated pursuant to Rule 144A or another exemption thereunder;

which transactions, taken together, if proposed as part of a single financing, generate net cash proceeds to the Company of at least $100 million. These warrants, to the extent not exercised or exercisable, will expire upon the earliest of the date the original holders of the warrants cease to own any Bridge Notes, or the date the Company satisfies its outstanding obligations under the Bridge Agreement, or September 13, 2007.

         All of these newly issued warrants are entitled to anti-dilution protection and the warrant holders have been granted rights with respect to the registration of the shares issuable upon exercise thereof under the Securities Act. The anti-dilution protection includes provisions which will increase the number of shares of common stock issuable upon exercise of the warrants under certain circumstances, such as a subsequent below market issuance of common stock (or warrants to purchase common stock), a stock split, recapitalization or similar event. The registration rights are the same as those previously granted to certain holders of these warrants, with the result that (i) the lenders under the Bridge Agreement will be permitted to include the shares they receive upon exercise of these warrants in the registration rights granted them in connection with the warrants they received when the Bridge Notes were issued in November 2001 and (ii) the holders of the Series A Preferred Stock will be permitted to include the shares they receive upon exercise of these warrants in the registration rights granted to them in connection with their purchase of the Series A Preferred Stock.

EFFECT OF ANTI-DILUTION PROVISIONS OF EXISTING WARRANTS

         The issuance of the new warrants to the Company's lenders under the Term C loan facility described above will trigger the anti-dilution provisions in the Company's previously issued warrants to purchase shares of common stock. Each of these previously outstanding warrants provided for a weighted average adjustment in the number of shares of common stock issuable upon exercise thereof in the event that the Company issued additional warrants at a price below the then current market value of the Company's common stock. As a result of the issuance of the new warrants on September 13, 2002, the number of shares of common stock issuable upon exercise of these previously issued outstanding warrants will increase by 595,430 shares, as described below, without additional cost to the holders thereof, resulting in potential dilution to the Company's existing stockholders in addition to the potential dilution resulting from the issuance of the new warrants to the Company's lenders in the current transaction. These previously outstanding warrants were issued to the following parties in the following amounts:

o the holders of the Series A Preferred Stock originally received, at the time of purchase of those preferred shares, warrants to purchase 1,747,454 shares of common stock at $0.01 per share and, pursuant to the anti-dilution provisions in such warrants, will now be entitled to purchase upon exercise thereof an additional 259,735 shares of common stock at $0.01 per share;

o the lenders under the Bridge Agreement originally received, at the time of the issuance of the Bridge Notes thereunder, warrants to purchase 1,890,294 shares of common stock at $2.25 per share and, pursuant to the anti-dilution provisions in such warrants, will now be entitled to purchase upon exercise thereof an additional 265,716 shares of common stock and the exercise price for all 2,156,010 of these warrants has been adjusted to $1.97 per share; and

o the holders of the Series A Preferred Stock originally received, at the time of their waiver of certain rights thereunder, warrants to purchase 1,177,015 shares of common stock at $1.64 per share, of which 470,806 had vested as of September 13, 2002 and, pursuant to the anti-dilution provisions in such warrants, will now be entitled to purchase upon exercise thereof an additional 69,979 shares of common stock and the exercise price for all 540,785 of these warrants has been adjusted to $1.43 per share.

         Additional information regarding the transactions described above and the terms of each of the agreements entered into in connection with the new debt financing may be obtained through the Exhibits filed with this Report, and the summaries of such agreements set forth in this Report are qualified by reference to the attached Exhibits.

               CAUTIONARY STATEMENT ON FORWARD-LOOKING STATEMENTS

         From time to time, the Company makes oral and written statements that may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act") or by the Securities and Exchange Commission ("SEC") in its rules, regulations, and releases. The words or phrases "believes", "expects", "estimates", "anticipates", "will", "will be", "could", "may" and "plans" and the negative or other similar words or expressions identify forward-looking statements made by or on behalf of the Company. The Company desires to take advantage of the "safe harbor" provisions in the Act for forward-looking statements made from time to time, including, but not limited to, the forward-looking information contained in this filing and in other filings with the SEC.

         The Company cautions readers that any such forward-looking statements made by or on behalf of the Company are based on management's current expectations and beliefs but are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements. Factors that could impact the Company include, but are not limited to:

o        Compliance with covenants for borrowing under our bank credit facility;

o        The availability of additional financing;

o        Successful marketing of our services to current and new customers;

o The existence of strategic alliances, relationships and suitable acquisitions;

o Technological, regulatory or other developments in the Company's business;

o Shifts in market demand and other changes in the competitive telecommunications sector.

         These and other applicable risks are summarized under the caption "Risk Factors" and elsewhere in the Company's Annual Report on Form 10-K, filed on April 1, 2002. You should consider all of our subsequent written and oral forward-looking statements only in light of such cautionary statements. You should not place undue reliance on these forward-looking statements and you should understand that they represent management's view only as of the dates we make them.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.

         See attached Exhibit Index

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CHOICE ONE COMMUNICATIONS INC.

Dated: September 27, 2002       By:    /S/ AJAY SABHERWAL
                                       -------------------------------------
                                Name:    Ajay Sabherwal
                                Title:   Executive Vice President, Finance and
                                         Chief Financial Officer

                                                    EXHIBIT INDEX

    EXHIBIT
    NUMBER       DESCRIPTION                                LOCATION
    ------       -----------                                --------
      4.1        Amendment No. 1 dated as of September      Filed Herewith
                 13, 2002 t the Equity Registration
                 Rights Agreement dated as of November 9,
                 2001, among Choice One Communications
                 Inc., Morgan Stanley Senior Funding,
                 Inc., Wachovia Investors, Inc. (f/k/a
                 First Union Investors, Inc.), and CIBC
                 Inc.

      4.2        Amendment No. 7 dated as of September      Filed Herewith
                 13, 2002 to the Registration Rights
                 Agreement dated as of July 18, 1998,
                 among Choice One Communications Inc.,
                 the Investors Holders and the Management
                 Holders

      4.3        Form of Warrant for the Purchase of        Filed Herewith
                 Shares Of Common Stock Of Choice One
                 Communications Inc. (warrant to purchase a number of shares in accordance with the definition of Warrant Share Amount) dated September 13, 2002

      4.4        Form of Warrant for the Purchase of        Filed Herewith
                 Shares Of Common Stock Of Choice One
                 Communications Inc. dated September 13,
                 2002

      4.5        Form of Warrant for the Purchase of        Filed Herewith
                 Shares Of Common Stock Of Choice One
                 Communications Inc. (warrant to purchase a number of shares in accordance with the definition of Warrant Share Amount) dated September 13, 2002

      4.6        Certificate of Amendment of Certificate    Filed Herewith
                 of Designations for Series A Senior
                 Cumulative Preferred Stock of Choice One
                 Communications Inc.

     10.1        Third Amended and Restated Credit          Filed Herewith
                 Agreement dated as of September 13, 2002 among Choice One Communications Inc., as
                 Guarantor, its Subsidiaries as
                 Borrowers, Wachovia Investor, Inc.
                 (f/k/a First Union Investors, Inc.), as
                 Administrative Agent and Collateral
                 Agent, General Electric Capital
                 Corporation, as Syndication Agent,
                 Morgan Stanley Senior Funding, Inc., as
                 Documentation Agent, and the Lenders
                 thereto (the "Amended Credit Agreement")

     10.2        Third Amended and Restated Pledge          Filed Herewith
                 Agreement dated as of September 13, 2002 made by Choice One Communications Inc.
                 and its Subsidiaries listed on the
                 signature pages thereto in favor of
                 Wachovia Investor, Inc. (f/k/a First
                 Union Investors, Inc.), as
                 Administrative Agent, for the ratable
                 benefit of such Administrative Agent and the Lenders under the Amended Credit
                 Agreement

     10.3        Third Amended and Restated Security        Filed Herewith
                 Agreement dated as of September 13, 2002 made by Choice One Communications Inc.
                 and its Subsidiaries listed on the
                 signature pages thereto in favor of
                 Wachovia Investor, Inc. (f/k/a First
                 Union Investors, Inc.), as
                 Administrative Agent, for the ratable
                 benefit of such Administrative Agent and the Lenders under the Amended Credit
                 Agreement

     10.4        Third Amendment to the Bridge Financing    Filed Herewith
                 Agreement dated as of September 13,
                 2002, with respect to the Bridge
                 Financing Agreement dated as of August
                 1, 2000, among the Choice One
                 Communications Inc., as Borrower, Morgan
                 Stanley Senior Funding, Inc., as
                 Administrative Agent and the Lenders
                 thereto (the "Bridge Agreement
                 Amendment")

     10.5        Bridge Pledge Agreement dated as of        Filed Herewith
                 September 13, 2002 made by Choice One
                 Communications Inc. and its Subsidiaries listed on the signature pages thereto in favor of Morgan Stanley Senior Funding,
                 Inc., as Bridge Collateral Agent, for
                 the ratable benefit of itself and the
                 financial institutions as are, or may
                 from time to time become, parties to the Bridge Agreement Amendment

     10.6        Bridge Security Agreement dated as of      Filed Herewith
                 September 13, 2002 made by Choice One
                 Communications Inc. and its Subsidiaries listed on the signature pages thereto in favor of Morgan Stanley Senior Funding,
                 Inc., as Bridge Collateral Agent, for
                 the ratable benefit of itself and the
                 financial institutions as are, or may
                 from time to time become, parties to the Bridge Agreement Amendment

     10.7        Subordinated Guarantee dated as of         Filed Herewith
                 September 13, 2002 made by the
                 subsidiaries of Choice One
                 Communications Inc. listed on the
                 signature pages thereto in favor of
                 Morgan Stanley Senior Funding, Inc., as
                 Bridge Collateral Agent, for the ratable benefit of itself and the financial institutions as are, or may from time to time become, parties to the Bridge
                 Agreement Amendment

     10.8        Warrant Issuance Agreement dated as of     Filed Herewith
                 September 13, 2002 among Choice One
                 Communications Inc., the Issuer,
                 Wachovia Investors, Inc., Morgan Stanley
                 Emerging Markets Inc., CIBC Inc., Morgan
                 Stanley Dean Witter Capital Partners IV,
                 L.P., MSDW IV 892 Investors, L.P.,
                 Morgan Stanley Dean Witter Capital
                 Investors IV, L.P., the Holders and
                 Morgan Stanley & Co. Incorporated

     10.9        Amendment No. 13 dated as of September     Filed Herewith
                 12, 2002 to the Transaction Agreement,
                 dated as of July 18, 1998, among Choice
                 One Communications Inc. Choice One
                 Communications L.L.C. and holders of
                 Investor Equity and Management Equity
                 (as defined therein)